May 4, 1997

James River Corporation of Virginia
120 Tredegar Street
Richmond, Virginia  23219
Attention:  Clifford A. Cutchins, IV

Ladies and Gentlemen:

               The undersigned understand that James River Corporation of Virginia ("Parent"), and Fort Howard Corporation (the "Company") are entering into an Agreement and Plan of Merger, dated as of May 4, 1997 (the "Merger Agreement"), providing for, among other things, a merger between a wholly owned subsidiary of Parent and the Company (the "Merger"), in which all of the outstanding shares of common stock, par value $.01 per share, of the Company (the "Company Common Stock") will be exchanged for shares of common stock, par value $.10 per share, of Parent.

               The undersigned are stockholders of the Company and are entering into this letter agreement to induce you to enter into the Merger Agreement and to consummate the transactions contemplated thereby.

               The undersigned severally confirm their agreement with you as follows:

               1. Each of the undersigned represents, warrants and agrees that
Schedule I annexed hereto sets forth the number of shares of Company Common Stock of which one or more of the undersigned is the record or beneficial owner (the "Shares") and that, as of the date hereof, the undersigned which owns or own such Shares owns them, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, except as disclosed in Schedule I.

               2. Each of the undersigned agrees that it will not contract to sell, sell or otherwise transfer or dispose of any of the Shares, or any interest therein, or securities convertible thereinto or any voting rights with respect thereto, other than: (a) in a pro rata distribution or transfer to the partners of an undersigned which is a limited partnership pursuant to or otherwise in accordance with its Agreement of Limited Partnership, (b) pursuant to the Merger, (c) with your prior written consent, (d) a transfer to a party who




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                                        2

executes a counterpart of this agreement to be bound by the terms and provisions hereof or (e) Shares transferred to the Company in connection with the exercise of stock options to the extent that as of the date hereof the related option agreement permits Shares to be so used in connection with the exercise of stock options.

               3. Each of the undersigned agrees that all of the Shares that are beneficially owned by the undersigned at the record date for any meeting of stockholders of the Company called to consider and vote to approve the Merger and other transactions contemplated thereby will be voted by the undersigned entitled to vote such Shares in favor thereof.

               4. Each of the undersigned agrees to cooperate fully with you in connection with the Merger Agreement and the transactions contemplated thereby. Each of the undersigned agrees that the undersigned will not initiate, solicit or encourage any discussions, inquiries or proposals with any third party that constitute or may reasonably be expected to lead to a Competing Transaction (as defined in the Merger Agreement), or provide any such person with information or assistance or negotiate with any such person with respect to a possible Competing Transaction. It is understood that certain affiliates of the undersigned may be officers, directors, affiliates or representatives of the Company and this letter agreement shall not be violated by the exercise by any such officer, director, affiliate (which is not a signatory hereto) or representative of its rights, obligations or duties, or limit or restrict in any way the Company's rights, obligations or duties, or the actions of such officers, directors, affiliates (which are not signatories hereto) or representatives in the exercise thereof, as set forth in or in connection with the Merger Agreement and the transactions contemplated thereby.

               5. Each of the undersigned confirms that clause (a) of paragraph 2 in the letters attached hereto from Leeway & Co. and First Plaza Group Trust is intended only to permit a transfer of Shares by the signatory thereto to certain signatories hereto in satisfaction of such signatories' profit participation interests in certain limited parterships.

               Each of the undersigned has all necessary power and authority to enter into this letter agreement. This agreement is the legal, valid and binding agreement of the undersigned, and is enforceable against the undersigned in accordance with its terms.

               This letter agreement may be terminated at the option of any party at any time after the earlier of: (i) termination of the Merger Agreement in accordance with its terms and (ii) the day following the Closing Date (as defined in the Merger Agreement). Please confirm that the foregoing correctly states the understanding between us by signing and returning to us a counterpart hereof.




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                                        3

               Nothing herein shall be construed to require the undersigned, or any company, trust or other entity controlled by the undersigned, to take any action or fail to take any action in violation of applicable law, rule or regulation.

                                  Very truly yours,

                                  The Morgan Stanley Leveraged Equity
                                    Fund II, L.P.

                                  By:  Morgan Stanley Leveraged Equity
                                    Fund II, Inc., its General Partner

                                  By  /s/ Robert H. Niehaus
                                    ________________________________________

                                  Morgan Stanley Group Inc.

                                  By  /s/ Robert H. Niehaus
                                    ________________________________________

                                  Fort Howard Equity Investors, L.P.
                                  By:  Morgan Stanley Equity Investors, Inc.,
                                    its General Partner

                                  By  /s/ Robert H. Niehaus
                                    ________________________________________

                                  Fort Howard Equity Investors II, L.P.
                                  By: Morgan Stanley Equity Investors, Inc.,
                                    its General Partner

                                  By  /s/ Robert H. Niehaus
                                    ________________________________________

                                  Morgan Stanley Leveraged Equity Holdings, Inc.

                                  By  /s/ Robert H. Niehaus
                                    ________________________________________




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                                        4

                                  Morgan Stanley Equity Investors, Inc.


                                  By  /s/ Robert H. Niehaus
                                    ________________________________________

                                  Morgan Stanley Leveraged Equity Fund II, Inc.

                                  By  /s/ Robert H. Niehaus
                                    ________________________________________


Confirmed as of the date
first above written:


/s/ Miles L. Marsh
___________________________
For James River Corporation of Virginia






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                                   SCHEDULE I
                                   ----------

                            Morgan Stanley Interests
                            ------------------------

               Direct                                 Interest Through Limited
               ------                                        Partnerships
                                                             ------------

             2,264,999                                       2,874,808*


                         Limited Partnerships' Interests
                         -------------------------------

17,038,606 (including the 2,874,808 shares attributable to Morgan Stanley Interests referred to above)**

























--------
* Subject to increase to the extent shares are transferred to certain of the undersigned pursuant to their profit participation interests in certain limited partnerships.


**   Assumes no distribution pursuant to paragraph 2(a) of this letter.